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                                                                    EXHIBIT 10.3


                        FRANKLIN TELECOMMUNICATIONS CORP.



      WARRANT TO PURCHASE COMMON STOCK OF FRANKLIN TELECOMMUNICATIONS CORP.


         This certifies that ____________________________________ (the "Holder")
and the Holder's registered successors and assigns are entitled, subject to the terms and conditions set forth below, to subscribe for and purchase from Franklin Telecommunications Corp., a California corporation (the "Company"), _______ shares of the Common Stock of the Company at the exercise price per share (the "Exercise Price") determined as provided in paragraph 2(a) below, as such may have been adjusted as of the time of exercise pursuant to the provisions of paragraph 2(b) below. The term "Warrant Shares" as used herein includes the shares of the Company's Common Stock (and such other securities or property into which such shares of Common Stock may hereafter be changed) which are at the time receivable by the Holder upon exercise of this Warrant. The term "Warrant" as used herein shall include this Warrant and any Warrant delivered in substitution or exchange herefor.

         1. Exercise and Expiration. This Warrant may be exercised in whole or in part at any time or times on or after the date of original issuance hereof, but must be exercised prior to August 22, 2003, at which time this Warrant shall expire. This Warrant shall be exercisable by delivery by the holder hereof to the Company of (i) the original of this Warrant, (ii) payment in cash, in a form acceptable to the Company, of the Exercise Price of the Warrant being exercised, and (iii) written instructions as to the number of Warrant shares covered by the exercise.

         2. Exercise Price.

                  (a)  The Exercise Price shall be $3.00.

                  (b) If all or a portion of this Warrant shall be exercised subsequent to any stock dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares, reorganization or liquidation of the Company occurring after the date hereof, as a result of which shares of any class shall be issued in respect of outstanding shares of Common Stock of the Company or shares of such Common Stock shall be changed into the same or a different number of shares of the same or another class or classes, the Holder exercising this Warrant shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which such Holder would have received in such stock dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares, reorganization or liquidation if this Warrant had been exercised immediately prior to such event.

         3. Transfer of Warrant. This Warrant shall be registered on the books of the Company and, subject to compliance with applicable securities laws, shall be transferable in whole or in part on such books upon surrender of this Warrant by the registered Holder hereof in person or by a duly authorized attorney.

         4. Reservation of Common Stock. The Company hereby covenants and agrees that it shall at all times reserve and keep authorized and available for issuance, free of any preemptive rights or rights of first refusal, a sufficient number of Warrant Shares for the purpose of issuance upon exercise of this Warrant to permit the exercise of this Warrant in whole.

         5. Securities Law Requirements. No part of the Warrant shall be exercised if counsel to the Corporation determines that any applicable requirement of Federal or state securities or "blue sky" laws has not been met. All certificates representing shares of Common Stock issuable upon the exercise of the Warrant shall

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bear the following legend, unless counsel to the Company has determined that the shares of Common Stock can be issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, and from the registration or qualification requirements of the securities or "blue sky" laws of the state of the Holder's domicile at the time of proposed exercise, that does not require the imposition of such a legend:

                  "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

         6. Miscellaneous. The Holder shall not be entitled to any rights of a shareholder of the Company prior to the exercise hereof,.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered by its duly authorized officers as of August ___, 2000.


                                            Franklin Telecom


                                             By: Frank W. Peters, CEO